SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):        FEBRUARY 19, 2001
                                                            -----------------


                                    HEI, INC.
                                    ---------
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                                    ---------
                 (State or Other Jurisdiction of Incorporation)



        0-10078                                          41-0944876
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification No.)



1495 STEIGER LAKE LANE, VICTORIA, MINNESOTA                      55386
-------------------------------------------                      -----
(Address of Principal Executive Offices)                      (Zip Code)


                                  952-443-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.      FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits:

             99.1 Investor and financial analyst information memorandum, February 16, 2001.

ITEM 9.      REGULATION  FD  DISCLOSURE.

                      On February 16, 2001, HEI, Inc. management met with financial analysts by telephone. A copy of the memorandum of information discussed at this meeting is filed as
                      Exhibit  99.1  hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Dated:   Februrary  16,  2001
                                                 HEI,  INC.


                                                 By  /s/  Anthony  J.  Fant
                                                   -----------------------------
                                                   Anthony  J.  Fant
                                                      Chairman  and
                                                      Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1 Investor and financial analyst information memorandum, February 16, 2001.